Exhibit 10.21

                       SECOND AMENDMENT TO
                         LOAN DOCUMENTS


     THIS SECOND AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is entered into to be effective as of the 30th day of June, 1995 by and among TEMTEX INDUSTRIES, INC., a Delaware corporation, with its principal office at 3010 LBJ Freeway, Suite 650, Dallas, Texas 75234 ("Borrower"), TEMCO FIREPLACE PRODUCTS, INC., a Texas corporation (formerly known as Temtex Products, Inc.) with its principal office at 3010 LBJ Freeway, Suite 650, Dallas, Texas 75234 ("Guarantor") and NATIONSBANK OF TEXAS, N.A., a national banking association, with offices at 901 Main Street, 7th Floor, Dallas, Texas 75202 ("Lender").


                         R E C I T A L S

     A. Borrower and Lender entered into that certain Loan Agreement, dated as of May 3, 1994, as amended by that certain First Amendment to Loan Documents, dated as of September 29, 1994, by and among Borrower, Guarantor and Lender (the "First Amendment") (as amended, the "Loan Agreement"), pursuant to which Lender agreed to make loans and advances to Borrower in accordance with the terms thereof. The loans and advances to BolTower under the Loan Agreement are guaranteed by Guarantor pursuant to the terms of that certain Continuing and Unconditional Guaranty, dated May 3, 1994, by and between Guarantor and Bank, as amended by the First Amendment (as amended, the "Guaranty").

     B. Borrower and Guarantor have requested Lender to increase the loans made to Borrower and to make certain other amendments to the Loan Agreement, and Lender at the request of Borrower and Guarantor, for good and valuable consideration, is willing to enter into this Amendment upon the terms and conditions as hereinafter set forth.


                        A G R E E M E N T

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:


                            ARTICLE 1

                           Definitions

     1.1 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                            ARTICLE 2
                  Amendments to Loan Agreement

     2.1  Amendment to Section 2(A).  Section 2(A) of the Loan
Agreement is hereby amended by deleting such Section in its entirety and inserting the following in lieu thereof:

          "A.       Loan.  Bank hereby agrees to make loans to
     Borrower in the aggregate principal amount of $4,084,000. The obligation to repay the loans is evidenced by (i) a promissory note dated May 3, 1994 in the principal amount of $3,000,000 (the "Revolving Note"), having a maturity date, repayment terms and interest rates as set forth therein, and (ii) an amended and restated promissory note dated June 30, 1995 in the principal amount of $1,084,000 (the "Term Note"), having a maturity date, repayment terms and interest rates as set forth therein (the Revolving Note and the Term Note, together with any other promissory notes heretofore or hereafter executed pursuant to this Agreement by Borrower in favor of Bank and any and all renewals, extensions or rearrangements thereof being hereafter collectively referred to as the "Note")."

     2.2 Amendment to Section 8. Section 8 of the Loan Agreement is hereby amended by deleting the reference to "Mr. John B. Cowden" therein in its entirety and inserting "Ms. Lynn Carnes" in lieu thereof.


                            ARTICLE 3
             Amendments to Borrowing Base Agreement


     3.11 Amendments to Borrowing Base Agreement. Section (ii) of the Borrowing Base Agreement, which is attached to the Loan
Agreement as Exhibit "A", is hereby amended by deleting such
Section in its entirety and inserting the following in lieu thereof:

     "(ii) Borrowing Base Certificate. Not later than 30 days after and as of the end of each month, a completed Borrowing
     Base Certificate in the form of Exhibit 1 attached hereto."


                            ARTICLE 4
                      Conditions Precedent


     4.1  Conditions Precedent.  The effectiveness of this
Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by
Lender:

          (a) Lender shall have received (i) this Amendment, duly executed by Borrower and Guarantor, (ii) the Term Note, duly executed by Borrower, (iii) such additional documents, instruments and information as Lender or its legal counsel may request, and
(iv) a closing fee for the Term Loan equal to $3,500 in immediately available funds, which fee shall be deemed fully earned and nonrefundable upon execution of the Term Note;

          (b) The representations and warranties contained herein and in the Loan Agreement, as amended hereby, and the other Loan
Documents, shall be true and correct as of the date hereof, as if made on the date hereof;

          (c)  No default or event of default under the Loan
Agreement or other Loan Documents shall have occurred and be continuing, unless such default or event of default has been specifically waived in writing by Lender; and

          (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.


                            ARTICLE 5
                            No Waiver


     5.1 Nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, this Amendment or any other Loan Document or of any other contract or instrument between Borrower and/or Guarantor and Lender, and Lender's failure at any time or times hereafter to require strict performance by Borrower or Guarantor of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the Guaranty, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and/or Guarantor and Lender.


                            ARTICLE 6
          Ratifications, Representations and Warranties


     6.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement, the Guaranty and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement, the Guaranty and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Guarantor and Lender agree that the Loan Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Guarantor hereby ratifies and confirms that the indebtedness and obligations evidenced by the Term Note are "Liabilities" as defined in the Guaranty.

     6.2 Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment, the Term Note and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or the Bylaws of Borrower; (b) attached hereto as Exhibit A is a true, correct and complete copy of presently effective resolutions of Borrower's board of directors authorizing the execution, delivery and performance of this Amendment, the Term Note and any and all other Loan Documents executed and/or delivered by Borrower in connection herewith, certified by the Secretary of Borrower; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no default or event of default under the Loan Agreement, as amended hereby, or any other Loan Document has occurred and is continuing, unless such default or event of default has been specifically waived in writing by Lender; (e) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents; and (f) Borrower has not amended its Certificate of Incorporation or its Bylaws since September 29, 1994, except for such amendments, if any, which are attached hereto as Exhibit B.

     6.3 Representations and Warranties of Guarantor. Guarantor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Guarantor and will not violate the Articles of Incorporation or the Bylaws of Guarantor; (b) attached hereto as Exhibit C is a true, correct and complete copy of presently effective resolutions of Guarantor's board of directors authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered by Guarantor in connection herewith, certified by the Secretary of Guarantor; (c) Guarantor is in full compliance with all covenants and agreements contained in the Guaranty and the other Loan Documents to which it is a party; and (d) Guarantor has not amended its Articles of Incorporation or its Bylaws since September 29, 1994, except for such amendments which are attached hereto as Exhibit D.


                            ARTICLE 7
                    Miscellaneous Provisions

     7.1 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Term Note, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     7.2 References. Each of the Loan Agreement, the Guaranty and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that (a) any reference in the Loan Agreement, the Guaranty and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby, and (b) any reference in the Loan Agreement, the Guaranty and such other Loan Documents to the Borrowing Base Agreement shall mean a reference to the Borrowing Base Agreement as amended hereby.

     7.3 Expenses of Lender. As provided in Section 9 of the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment, the Term Note and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without limitation, the costs and fees of Lender's legal counsel.

     7.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     7.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender, Borrower, Guarantor and their respective successors and assigns, except neither Borrower nor Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     7.6 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     7.7 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower or Guarantor shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     7.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     7.9 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in and shall be governed by and construed in accordance with the laws of the State of Texas.

     7.10 Final Agreement. THE LOAN AGREEMENT, THE BORROWING BASE AGREEMENT, EACH AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT, THE BORROWING BASE AGREEMENT, EACH AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER, GUARANTOR AND LENDER.

     7.11 Release. EACH OF BORROWER AND GUARANTOR HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY AMOUNTS DUE AND OWING UNDER THE LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH OF BORROWER AND GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER AND/OR GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties have executed this Second
Amendment to Loan Documents to be effective as of the date first written above.

                         BORROWER:

                         TEMTEX INDUSTRIES INC.



                         By:  ___________________________________
                         Name: R. N. Stivers
                         Title: Vice President

                         GUARANTOR:

                         TEMCO FIREPLACE PRODUCTS, INC.


                         By:  ___________________________________
                         Name:   R. N. Stivers
                         Title:  Vice President


                         LENDER:

                         NATIONSBANK OF TEXAS, N.A.


                         By:  ___________________________________
                         Name:   Lynn Carnes
                         Title:  Vice President

EXHIBITS:

A -  Certified Resolutions of Borrower's Board of Directors
B -  Amendments to Certificate of Incorporation and/or Bylaws of
Borrower
C -  Certified Resolutions of Guarantor's Board of Directors
D -  Amendments to Articles of Incorporation and/or Bylaws of
Guarantor

EXHIBIT "A"

Certified Resolutions
of
Temtex Industries, Inc.'s Board of Directors




     RESOLVED: That any officer of Temtex Industries, Inc., a Delaware corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to amend the Corporation's existing Loan Agreement with NationsBank of Texas, N.A. ("Lender"), (b) to execute and deliver to Lender, with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Second Amendment to Loan Documents, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, (ii) a certain proposed amended and restated promissory note in the amount of $1,084,000 in favor of Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (iii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

     FURTHER RESOLVED: That said promissory notes and agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

     FURTHER RESOLVED: That said agreements, promissory notes and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

     FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, promissory notes, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

     FURTHER RESOLVED: That the Secretary of the Corporation, by his signature, is, and hereby is, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.

                          CERTIFICATION


     The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing amendment and promissory note on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such amendment and promissory note, and that his signature thereon is genuine.

     DATED: June 30, 1995.



                         ________________________________________
                         R. N. Stivers, Secretary

                           EXHIBIT "B"

                  Amendments to Certificate of
                   Incorporation and/or Bylaws



                       If"none", so state

                           EXHIBIT "C"

                      Certified Resolutions
                               of
       Temco Fireplace Products, Inc.'s Board of Directors




     RESOLVED: That any officer of Temco Fireplace Products, Inc., a Texas corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to execute and deliver to Lender, with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Second Amendment to Loan Documents, a draft of each of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other agreements, instruments, statements and writings as the officer of officers executing the same may deem desirable or necessary in connection therewith, and (b) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

     FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

     FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

     FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

     FURTHER RESOLVED: That the Secretary of the Corporation, by his signature, is, and hereby is, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.

                          CERTIFICATION


     The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such amendment, and that his signature thereon is genuine.

     DATED:  June 30, 1995.



                         ________________________________________
                         R. N. Stivers, Secretary

EXHIBIT "D"

Amendments to Articles of
Incorporation and/or Bylaws

        ADDENDUM TO AMENDED AND RESTATED PROMISSORY NOTE




A.   LIBOR Borrowing Provisions.

     1. The following terms shall have the following meanings for purposes of this Amended and Restated Promissory Note:

          "Business Day" means a dav on which the commercial banks in the State of Texas are open for business and not required by law to be closed.

          "Highest Lawful Rate" means the maximum rate allowed by law.

          "Interest Notice" means the written or verbal notice given by Borrower to Bank of the interest options selected hereunder. Each Interest Notice shall specify the amount of the principal to bear interest at the rate selected and the length of the Interest Period, if applicable.

          "Interest Period" means, with respect to any LIBOR Loan, a period commencing: (i) on any date upon which, pursuant to an Interest Notice or otherwise pursuant to the provisions of this Note, the principal amount of such LIBOR Loan begins to accrue interest at the LIBOR Rate, or (ii) on the last day of the immediately preceding Interest Period, in the case of a Readvance to a successive Interest Period, and ending thirty (30) days, sixty
(60) days, ninety (90) days, one hundred twenty (120) days, one hundred eighty (180) days or three hundred sixty (360) days thereafter as Borrower shall elect in accordance with the provisions of Section 2 below; provided, that any Interest Period which would otherwise end on a day which is not a LIBOR Business Day shall be extended to the next succeeding LIBOR Business Day.

          "LIBOR Business Day" means a Business Day on which dealings in United States currency are carried out in the London
Inter-Bank Eurocurrency market.

          "LIBOR Loan" means a Loan bearing interest at the LIBOR
Rate.

               "LIBOR Rate" as applied to any Loan made by Bank hereunder, shall mean the sum of two percent (2.00%), plus the quotient of (i) the "London Interbank Offered Rate" for the applicable Interest Period offered to Bank on the Business Day immediately preceding the date of advance or as otherwise determined by Bank divided by (ii) the remainder of (A) 1.00 minus
(B) the LIBOR Reserve Percentage applicable to such Loan. The determination by Bank of the LIBOR Rate shall, in the absence of manifest error, be conclusive.

          "LIBOR Reserve Percentage" means, with respect to each Interest Period, a percentage (expressed as a decimal) equal to the daily average during such Interest Period of the percentages in effect on each day of such Interest Period, as prescribed by; the

Board of Governors of the Federal Reserve System (or any successor), for determining reserve requirements applicable to "eurocurrency liabilities" pursuant to Regulation D or any other then applicable regulation of the Board of Governors (or any successor) which prescribes reserve requirements applicable to "eurocurrency liabilities," as presently defined in Regulation D, or any eurocurrency funding.

          "Loan" means a designated portion of the unpaid principal balance of amounts loaned by Bank to Borrower under this Amended and Restated Promissory Note.

          "Maturity Date" means March 31, 1998.

          "Prime Rate Loan" means a Loan bearing interest at the Prime Rate.

          "Readvance" means a LIBOR Loan, the proceeds of which are used to repay any then existing LIBOR Loan upon the expiration of the Interest Period with respect to such then existing LIBOR Loan.

     2.   (a)  Interest Rate Options.

                    (i)  General.  Subject to the provisions of
this Section 2(a)(1), Borrower shall have the option to have any Loan bear interest at the LIBOR Rate; provided, however, that there shall not exist, at any time during the term of this Amended and Restated Promissory Note, more than five (5) LIBOR Loans in the aggregate. Each change in a LIBOR Loan made pursuant to this
Section 2(a) shall be deemed a Readvance (notwithstanding that the aggregate unpaid principal amount of the LIBOR Loan is not thereby changed) of a LIBOR Loan made on the date of such change. The LIBOR Rate interest options shall be selected in the manner provided in Subsections 2(a)(2) and (3) below. Unless otherwise directed by Borrower pursuant to the terms hereof, all Loans shall be Prime Rate Loans.

               (1) At Expiration of Interest Periods. Prior to the termination of each Interest Period, Borrower shall give Bank an Interest Notice specifying the interest option which shall be applicable to such LIBOR Loan upon the expiration of such Interest Period. The Interest Notice shall be given to Bank at least two
(2) LIBOR Business Days prior to the termination of such Interest Period. Such Interest Notice shall also specify the length of the succeeding Interest Period (subject to the provisions of the definitions of such terms) selected by Borrower with respect to such LIBOR Loan; provided, however, no Interest Period shall be selected that terminates after the Maturity Date and no Interest Period may be selected that extends beyond a date on which Borrower is required to make a scheduled payment of principal under this Amended and Restated Promissory Note, unless the sum of Prime Rate Loans equals or exceeds the principal amount required to be paid on such date. Each Interest Notice shall be irrevocable and effective upon notification thereof to Bank. Notwithstanding the foregoing, if the Interest Notice is not given by Borrower or if the required Interest Notice is not timely received by Bank. Borrower shall be deemed automatically to have requested that the Bank make a Prime Rate Loan on the last day of the Interest Period applicable to any LIBOR Loan in an amount necessary to pay the principal of the LIBOR Loan maturing on such date.

               (2) Upon Notice that it is Unlawful or Impossible for Bank to make or Maintain a Loan. If the adoption of any applicable laws or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for Bank to make or maintain a LIBOR Loan, Bank shall so notify Borrower. Upon receipt of such notice, such LIBOR Loan shall convert (i.e., the entirety of such LIBOR
Loan) to a Prime Rate Loan on either (i) the last day of the then current Interest Period applicable to such LIBOR Loan if Bank may lawfully continue to maintain and fund such LIBOR Loan to such day, or (ii) immediately, if Bank may not lawfully continue to maintain such LIBOR Loan to such day.

          (b)  Procedure for Loans.

               (1) Loans to be made on Date Hereof. Subject to the terms and conditions of this Amended and Restated Promissory Note and the other Loan Documents, the Bank will make a Loan on the date hereof in the principal amount of $1,084,000. If Borrower desires such Loan, or a part thereof, to be a LIBOR Loan, Borrower shall give proper timely notice that such Loan, or part thereof, shall bear interest at the LIBOR Rate (which notice must also specify the length of the Interest Period, subject to the provisions of the definitions of such terms contained in this Agreement).

               (2) Notice of New Loan. Thereafter, Borrower shall give Bank prior written notice of each new Loan hereunder by delivery to Bank of an Interest Notice specifying (i) the amount of such Loan, and (ii) the requested date of such Loan. Such Interest Notice shall also specify the length of the Interest Period selected by Borrower for such LIBOR Loan; provided, however, no Interest Period shall end after the Maturity Date, and no Interest Period shall extend beyond a date on which Borrower is required to make a scheduled payment of principal hereunder, unless the sum of Prime Rate Loans equals or exceeds the principal amount required to be paid hereunder on such date. The Borrower shall give Bank the Interest Notice no later than 10:30 a.m. (Central Standard Time) at least two (2) LIBOR Business Days prior to the requested date of the making of any LIBOR Loan and no later than 10:30 a.m. (Central Standard Time) at least one ( l) Business Day prior to the making of any Prime Rate Loan.

               (3) Notice Irrevocable. An Interest Notice shall be irrevocable and binding on Borrower and Borrower shall indemnify the Bank against any loss or expense incurred by the Bank as a result of any failure by Borrower to fulfill, on or before the date specified in such Interest Notice, the applicable conditions precedent set forth in this Note or the Loan Documents including, without limitation, the conditions precedent with respect to the initial Loan hereunder and with respect to subsequent LIBOR Loans and Readvances, and including, without limitation, any loss due to sums paid or payable to fund the LIBOR Loan when such LIBOR Loan, as a result of such failure or otherwise, is not made on such date.

               (4) Readvances. Borrower may, pursuant to the proper giving of the appropriate Interest Notice pursuant to and otherwise in accordance with the provisions of Section 2(a)(2) hereof, request that the Bank, upon the last day of the Interest Period applicable to any LIBOR Loan, make a Readvance on such day in the amount necessary to pay the principal of such LIBOR Loan, such Readvance to bear interest according to the interest option specified in such Interest Notice, whereupon, assuming Borrower is in compliance with the terms and provisions of this Amended and Restated Promissor,v Note and the Loan Documents, Bank shall make such requested Readvance, the proceeds of which shall be applied to the payment of principal of the LIBOR Loan to be repaid. Notwithstanding the foregoing, Borrower hereby agrees that if Bank has not timely received, pursuant to Section 2(a)(2) hereof, the relevant Interest Notice regarding a LIBOR Loan, as of the last day of the Interest Period applicable to such LIBOR Loan Borrower shall be deemed automatically to have requested that the Bank make a Prime Rate Loan in the principal amount necessary to pay the principal of the LIBOR Loan maturing on such day, whereupon, assuming Borrower is in compliance with the terms and provisions of this Amended and Restated Promissory Note and the Loan Documents, Bank shall make such requested Loan in the form of a Prime Rate Loan, the proceeds of such Loan to be applied to the payment of principal of the LIBOR Loan to be repaid.

          (c)  Payments of Principal and Interest.

               (1) Principal. Borrower shall pay the outstanding principal amount under this Amended and Restated Promissory Note in quarterly installments of $98,545.46 each, commencing on September 30, 1995 and continuing on the last day of each successive calendar quarter thereafter, with a final payment of all unpaid principal due on the Maturity Date.

               (2)  Interest.

                    (i) Each LIBOR Loan shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum which shall from day to day outstanding be equal to the lesser of (i) the Highest Lawful Rate or (ii) the LIBOR Rate applicable to such LIBOR Loan. Interest shall be due and payable by Borrower to the Bank on the last day of each thirty (30), sixty (60), ninety (90), one hundred twenty
(120), one hundred eighty (180) and three hundred sixty (360) day Interest Period (commencing with the day that is the first day of such Interest Period), and interest shall additionally be due and payable quarterly in arrears, commencing on September 30, 1995 and continuing regularly and quarterly on the last day of each calendar quarter, and on the Maturity Date. Any overdue principal of any LIBOR Loan and, to the extent permitted by law, overdue interest thereon, shall bear interest, payable on demand, for each day from and including the date payment thereof was due to, but excluding, the date of actual payment, at a rate per annum equal to the Highest Lawful Rate.

                    (ii) Each Prime Rate Loan shall bear interest on the outstanding principal amount thereof at a rate per annum which shall from day to day outstanding be equal to the lesser of
(i) the Highest Lawful Rate or (ii) the Prime Rate in effect on such day. Interest shall be due and payable by Borrower to the Bank on the last day of each quarter, in arrears, commencing on September 30, 1995 and continuing regularly and quarterly on the last day of each calendar quarter, and on the Maturity Date. Any overdue principal of any Prime Rate Loan and, to the extent permitted by law, overdue interest thereon, shall bear interest, payable on demand, for each day from and including the date payment thereof was due to, but excluding, the date of actual payment, at a rate per annum equal to the Highest Lawful Rate.

               (3) Computation of Interest and Fees. Interest based on the LIBOR Rate and the Prime Rate and fees shall be calculated on the basis of actual days elapsed, but computed as if each calendar month consisted of thirty (30) days, each calendar quarter consisted of ninety (90) days and each calendar year consisted of three hundred sixty (360) days, subject to limitations of the Highest Lawful Rate. Each determination by Bank of the LIBOR Rate or Prime Rate, as the case may be, shall, in the absence of manifest error, be conclusive and binding.

               (4) Recapture of Interest Lost as a Result of Interest Limitations. If at any time the rate of interest applicable to any Loan exceeds the Highest Lawful Rate, the rate of interest which such Loan bears shall be limited to the Highest Lawful Rate, but, notwithstanding any subsequent reductions in the applicable rate of interest, the rate of interest which such Loan bears shall not thereafter be reduced below the Highest Lawful Rate until such time as the total amount of interest accrued on such Loan equals the amount of interest which would have accrued if the applicable rate had at all times been in effect.

          (d) Prepayments of Loans. Borrower shall not have the right to repay any portion of any LIBOR Loan, for any reason, on a date which is prior to the maturity (last day of a respective Interest Period) of such LIBOR Loan. The Bank, however, has the right to demand repayment of any portion of any LIBOR Loan, in accordance with

Section 4 below if an event of default occurs, and Section 2(a)(3) above on a date which is prior to the maturity of such LIBOR Loan, and Borrower shall indemnify the Bank against, and will pay directly to Bank. Any loss or expense suffered by Bank as a result of such early repayment, including, without limitation, (i) any loss or expense suffered by Bank during the period from the date of receipt of such early repayment to the maturity of such LIBOR Loan, if the rate of interest obtainable by Bank upon the redeployment of an amount of funds so repaid early is less than the LIBOR Rate or
(ii) any loss or expense suffered by Bank in liquidating prior to maturity Eurodollar Deposits which correspond to the LIBOR Loan. For the purposes of calculating the amounts owed only, it shall be assumed that Bank actually funded or committed to fund the LIBOR Loan through the purchase of an underlying deposit in an amount and for a term comparable to the LIBOR Loan, and such determination by Bank shall be conclusive, absent a manifest error in computation.

               Prepayments may be made in whole or in part at any time on any Prime Rate Loan. All prepayments of principal shall be applied in the inverse order of maturity, or in such other order as Bank shall determine in its sole discretion.

               (1) Indemnity as to LIBOR Loans. If, at any time, Bank shall determine in good faith that any law, treaty, regulation or guideline or any change in any existing law, treaty, regulation or guideline or the interpretation thereof by any governmental authority charged with the administration thereof or any central bank or other fiscal, monetary or other authority having jurisdiction over Bank or any LIBOR Loan contemplated to be made by Bank pursuant to this Agreement (whether or not having the force of law) shall:

                    (i)  impose, modify or deem applicable any
reserve or special deposit requirement against or in respect of assets held by, or deposits with or for the account of, or credit advances by, Bank; or

                    (ii) subject Bank to any tax (including without limitation any United States interest equalization or similar tax, however named, but excluding United States federal and state income taxes imposed on the overall net income of the Bank), duty, charge, fee, deduction or withholding with respect to this Agreement or such Loan;

and the result of the foregoing is to increase the cost (whether by incurring a cost or adding to a cost) to Bank of making or maintaining hereunder such LIBOR Loan or to reduce the amount of the LIBOR Loan taken or interest received or receivable by Bank with respect to such LIBOR Loan, then Bank shall give Borrower written notice thereof in a reasonably prompt fashion and, upon demand by Bank to Borrower, Borrower shall pay to Bank, from time to time, as specified by Bank, additional amounts which shall compensate and indemnify Bank for such increased cost or reduced amount from the date of such notice. A certificate as to the increased cost or reduced amount as a result of any event mentioned in this Section 2(e) shall be promptly (after any demand by Bank) submitted by Bank to Borrower and shall be rebuttably presumptive evidence of the amount thereof. After any such demand for compensation or indemnity by Bank (or if Borrower shall be subject to any withholding tax by reason of any payment on account of such LIBOR
Loan), Borrower may, upon at least three Business Days' prior written notice to Bank, prepay such LIBOR Loan in full subject to
Section 2(d) hereof. Notwithstanding anything to the contrary contained in this Section above, Borrower shall not be obligated to indemnify Bank for any such increased costs to Bank (i) accruing prior to Bank's notifying Borrower of the nature of such costs or
(ii) relating to any LIBOR Loan in existence on the date of such notification.

     Bank agrees that it will use reasonable efforts in order to avoid or to minimize, as the case may be, the payment by Borrower of any additional amount under this Section and that it will, as promptly as practicable, notify Borrower of the existence of any event which will require the payment by Borrower of any such additional amount, provided that the foregoing shall not in any way affect the rights of Bank or the Banks or the obligations of Borrower under this Section 2(e).

     Borrower shall indemnify the Bank against any loss or expense which Bank may incur as a consequence of Borrower s failure to make a payment of any of the LIBOR Loans or interest on the due dates thereof. A certificate of Bank as to the amount of any such loss or expense and specifying the basis upon which such loss or expense is computed shall be rebuttably presumed to be correct.

B.   Amendment and Restatement.  This Amended and Restated
Promissory Note is given in renewal and extension (and not in extinguishment or novation) of that certain Promissory Note, dated September 29, 1994, in the stated principal amount of $512,000 executed by Borrower and payable to the order of Bank.